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                                                                    EXHIBIT 32.2

                    CERTIFICATION BY CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended August 3, 2003 of Williams-Sonoma, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sharon L. McCollam, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

                                      By: /s/ SHARON L. MCCOLLAM
                                          -----------------------
                                          Sharon L. McCollam
                                          Executive Vice President
                                          Chief Financial Officer

Dated: September 11, 2003